UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
July 15, 2016
(Date of earliest event reported)

Commission file number 1-7810
Energen Corporation
(Exact name of registrant as specified in its charter)

Alabama	63-0757759
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

605 Richard Arrington Jr. Boulevard North, Birmingham, Alabama 35203-2707	35203-2707
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code
(205) 326-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 20, 2016, Energen filed a Current Report on Form 8-K (the Original Form 8-K) regarding a series of asset sales of certain non-core Permian Basin assets in the Delaware Basin in Texas and in the San Juan Basin in New Mexico. The Original Form 8-K reported that Energen had signed a purchase and sale agreement for the sale of additional non-core Permian Basin assets in the Delaware Basin in Texas. This Amendment No. 1 supplements the Original Form 8-K to reflect the closing of this additional sale on August 9, 2016.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

During June, July and August of 2016, Energen completed a series of asset sales of certain non-core Permian Basin assets in the Delaware Basin in Texas and in the San Juan Basin in New Mexico for an aggregate purchase price of $552 million. These transactions had closing dates of June 3, 7, 30, July 15 and August 9 of 2016 with various effective dates ranging from March 1, 2016 to June 30, 2016. The related purchasers included Centennial Resource Production, LLC, EXL Petroleum Management, LLC, Felix Energy Holdings ll, LLC, Logos Resources ll, LLC and 299 Resources, LLC. Minor portions of the assets transferred to other parties upon the exercise in the ordinary course of business of preferential purchase rights under pre-existing joint operating agreements. Pre-tax proceeds to Energen were approximately $539 million after purchase price adjustments of approximately $13 million related to the operations of the properties subsequent to the effective dates and other one-time adjustments including transfer payments and certain amounts due the buyer, but before consideration of transaction costs of approximately $5 million. Energen used proceeds from the sale to fund ongoing operations.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(b)	Pro Forma Financial Information
The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2016, the Unaudited Pro Forma Condensed Consolidated Statement of Income for the three months ended June 30, 2016, the Unaudited Pro Forma Condensed Consolidated Statement of Income for the three months ended June 30, 2015, the Unaudited Pro Forma Condensed Consolidated Statement of Income for the six months ended June 30, 2016, the Unaudited Pro Forma Condensed Consolidated Statement of Income for the six months ended June 30, 2015 and the Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2015.

(d)	Exhibits.

EXHIBIT

NUMBER	DESCRIPTION

99.1
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2016, Unaudited Pro Forma Condensed Consolidated Statement of Income for the three months ended June 30, 2016, Unaudited Pro Forma Condensed Consolidated Statement of Income for the three months ended June 30, 2015, Unaudited Pro Forma Condensed Consolidated Statement of Income for the six months ended June 30, 2016, Unaudited Pro Forma Condensed Consolidated Statement of Income for the six months ended June 30, 2015 and Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGEN CORPORATION
(Registrant)

August 11, 2016	By /s/ Charles W. Porter, Jr.
Charles W. Porter, Jr.
Vice President, Chief Financial Officer and Treasurer of Energen Corporation

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